UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2026

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Westinghouse Blvd., Suite A, Charlotte, NC 28273
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YCBD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2026, the shareholders of cbdMD, Inc. (the “Company”), upon recommendation of the board of directors, approved the Company’s 2025 Equity Compensation Plan (the “2025 Plan”). The purpose of the 2025 Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its subsidiaries have been, are, or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The 2025 Plan initially reserves 891,316 shares of the Company’s common stock for issuance pursuant to the terms of the 2025 Plan upon the grant of plan options, restricted stock awards, or other stock-based awards granted under the 2025 Plan. The 2025 Plan also contains an “evergreen formula” pursuant to which the number of shares of common stock available for issuance under the 2025 Plan will automatically increase on October 1 of each calendar year during the term of the 2025 Plan, beginning with calendar year 2026, by an amount equal to 2% of the total number of shares of common stock outstanding on September 30 of such calendar year, up to a maximum of 300,000 shares.

As previously disclosed, effective November 28, 2025, the Company entered into an Executive Employment Agreement with Mr. T. Ronan Kennedy to continue serving as the Company’s chief executive officer and chief financial officer. As additional compensation under the agreement, the Company granted Mr. Kennedy a restricted stock award of an aggregate of 445,000 shares of common stock, subject to approval of the 2025 Plan. The grant, vesting and issuance of shares was subject to and contingent upon shareholder approval of the 2025 Plan. Effective with the shareholder approval of the 2025 Plan, the shares are issued to Mr. Kennedy.

The terms and provisions of the 2025 Plan are described in greater detail in proposal 7 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 12, 2026 (“Proxy Statement”). The descriptions of the 2026 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2026 Plan as filed as Appendix D to the Proxy Statement and Exhibit 10.1 to the Company’s Form 8-K Current Report filed with the Securities and Exchange Commission on November 28, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 30, 2026, the Company held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) where seven proposals were voted upon. The proposals are described in detail in the Proxy Statement. Of the 10,495,561 shares of common stock outstanding and entitled to vote at the 2026 Annual Meeting, 5,732,044 shares of common stock (or 54.6%), constituting a quorum, were represented in person or by proxy at the 2026 Annual Meeting. At the meeting all the proposals were approved and the final vote on the proposals was recorded as follows:

Proposal 1:	The following directors were elected at the 2026 Annual Meeting of shareholders to hold office until the 2027 annual meeting of shareholders or their earlier resignation, removal or death:

Directors	“For”	“Withheld”	Broker Non-Votes
Bakari Sellers	2,224,637	700,025	2,807,382
William F. Raines, III	2,236,697	687,965	2,807,382
Scott G. Stephen	2,236,870	687,972	2,807,382
T. Ronan Kennedy	2,859,262	65,400	2,807,382
Dr. Sybil Swift	2,229,929	694,733	2,807,382
Jeffrey Porter	2,859,580	65,082	2,807,382
Kevin Roe	2,237,494	687,168	2,807,382

Proposal 2:
The appointment of Cherry Bekaert LLP as our independent registered public accounting firm and to audit our financial statements for the fiscal year ending September 30, 2026 was ratified, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”
4,098,687	43,614	1,589,743

Proposal 3:
The approval and adoption of an amendment to our articles of incorporation, as amended, at the discretion of the board of directors, to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-ten (1:10), at any time prior to the one-year anniversary date of the 2026 Annual Meeting, with the exact ratio to be determined by the board was approved, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”
3,420,668	2,215,228	96,148

Proposal 4:
The proposal to approve, in accordance with NYSE American Company Guide Section 713, the issuance of shares of common stock upon the conversion of Series B Convertible Preferred Stock and accrued or potential dividend shares pursuant to those certain securities purchase agreements dated September 29, 2025 (“Series B Purchase Agreements”) with four institutional investors, without giving effect to the exchange cap in the Series B Purchase Agreements, which may result in the issuance of more than 20% of the Company’s outstanding common stock immediately prior to such issuance, potentially resulting in significant dilution to existing shareholders was approved, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”	“Broker Non-Votes”
1,872,202	1,035,956	16,504	2,807,382

Proposal 5:
The proposal to approve, in accordance with NYSE American Company Guide Section 713, the issuance of shares of common stock upon the conversion of Series C Convertible Preferred Stock and accrued or potential dividend shares pursuant to those certain securities purchase agreements dated December 18, 2025 (“Series C Purchase Agreements”) with two institutional investors, without giving effect to the exchange cap in the Series C Purchase Agreements, which may result in the issuance of more than 20% of the Company’s outstanding common stock immediately prior to such issuance, potentially resulting in significant dilution to existing shareholders was approved, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”	“Broker Non-Votes”
1,873,290	1,035,798	15,574	2,807,382

Proposal 6:
The proposal to approve, in accordance with NYSE American Company Guide Section 713, the issuance of shares of the Company’s common stock pursuant to that certain securities purchase agreement dated December 15, 2025 (the “ELOC Agreement”) with C/M Capital Master Fund, LP, establishing an equity line of credit under which the Company may sell shares of common stock to C/M Capital Master Fund, LP from time to time in its sole discretion, without giving effect to the exchange cap in the ELOC Agreement, which may result in the issuance of more than 20% of the Company’s outstanding common stock immediately prior to such issuance was approved, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”	“Broker Non-Votes”
1,868,900	1,039,934	15,828	2,807,382

Proposal 7:	The proposal to approve the 2025 Equity Compensation Plan was approved, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”	“Broker Non-Votes”
1,854,961	1,052,954	16,747	2,807,382

Proposal 8 for the adjournment of the 2026 Annual Meeting was moot, as there were sufficient votes to approve proposals 1 through 7.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
4.9 104
2025 Equity Compensation Plan (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K Current Report filed with the Securities and Exchange Commission on November 28, 2025
Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: April 1, 2026	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Executive Officer and Chief Financial Officer